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                                                                    EXHIBIT 99.3

        This EXCHANGE AGREEMENT dated as of July 1, 2002 (the "Agreement") is made and entered into by and between Seminis, Inc., a Delaware corporation ("Seminis"), and Savia, S.A. de C.V, a Mexican corporation ("Savia").

        WHEREAS, Savia owns 12,018 shares of Class C Redeemable PIK Preferred Stock, par value $.01 per share, of Seminis (the "Class C Preferred Stock") with a liquidation value of $120,181,364, which constitutes all of the issued and outstanding shares of Class C Preferred Stock, and has contributed to Seminis $46,695,372 of additional capital contributions ( the "APIC");

        WHEREAS, Seminis is restructuring its debt under its Credit Agreement, and as part of the restructuring it is necessary for Seminis to recapitalize the issued and outstanding shares of Class C Preferred Stock, the APIC, and the accrued and unpaid dividends on the Class C Preferred Stock and APIC, other than $15,000,000 of such accrued and unpaid dividends to be paid by the Cash Payment (as defined below), through the date of the Exchange (as defined below), (the "Dividends");

        WHEREAS, Savia has agreed as part of the recapitalization to exchange the shares of Class C Preferred Stock, the APIC and the Dividends for shares of Class A Common Stock, par value $.01 per share, of Seminis (the "Class A Common Stock") and the payment of $15,000,000 plus Interest from the date hereof until the date of payment, (including such Interest, the "Cash Payment"); and


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        WHEREAS, a special committee of independent directors of the Board of
Directors of Seminis and representatives of Savia have agreed that Savia will receive in the Exchange (as defined below) an aggregate of 37,669,480 shares of Class A Common Stock in exchange for the Class C Preferred Stock, the APIC and the Dividends.

        NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                              EXCHANGE AND CLOSING

        1.01 Exchange. Savia and Seminis hereby agree to exchange all of the right, title and interest of Savia in and to the Class C Preferred Stock, the APIC and the Dividends for the Seminis Shares (as defined below) (the "Exchange"), on the terms and subject to the conditions set forth in Section 2.01.

        1.02 Closing. The Closing will take place at the offices of Seminis, Inc., 2700 Camino del Sol, Oxnard, California 93030, or at such other place as Seminis and Savia mutually agree, at 10:00 A.M. local time, on the Closing Date.


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                                   ARTICLE II

                         EXCHANGE OF SHARES AND PAYMENTS

        2.01 Exchange of Shares.

        (a) At the Closing, Seminis will deliver to Savia, a certificate or certificates representing 37,669,480 shares of Class A Common Stock, registered in the name of Savia (the "Seminis Shares"), and

        (b) At the Closing, Savia will assign and transfer to Seminis all of Savia's right, title and interest in and to the shares of Class C Preferred Stock, the APIC and the Dividends by delivering to Seminis (i) a certificate or certificates representing the shares of Class C Preferred Stock, in genuine and unaltered form, duly endorsed in blank or accompanied by duly executed stock powers endorsed in blank, with requisite stock transfer tax stamps, if any, attached, and (ii) an acknowledgement that the APIC and the Dividends have been fully satisfied as part of the delivery of the Seminis Shares.

        2.02 Payment of Cash Payment. Seminis will pay to Savia the Cash Payment simultaneously with the closing of the refinancing of the Credit Agreement, but in no event later than December 31, 2002.

                                   ARTICLE III

                     REPRESENTATIONS AND WARRANTIES OF SAVIA

        Savia hereby represents and warrants to Seminis as follows:


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        3.01 Organization of Savia. Savia is a corporation duly organized, validly existing and in good standing under the laws of the United Mexican States. Savia has full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder and to consummate the transactions contemplated hereby, including without limitation to own, hold, exchange and transfer the shares of Class C Preferred Stock, the APIC and the Dividends.

        3.02 No Conflicts. The execution and delivery by Savia of this Agreement do not, and the performance by Savia of its obligations under this Agreement and the consummation of the transactions contemplated hereby will not:

                (a) conflict with or result in a violation or breach of any of the terms, conditions or provisions of the certificate or articles of incorporation or by-laws (or other comparable corporate charter documents) of Savia;

                (b) conflict with or result in a violation or breach of any term or provision of any law or order applicable to Savia; or

                (c) except for the consent required under the Pledge Agreement (as defined in Section 3.04), (i) conflict with or result in a violation or breach of, (ii) constitute (with or without notice or lapse of time or both) a default under, or (iii) require Savia to obtain any consent, approval or action of, make any filing with or give any notice to any person under, the terms of any contract or agreement to which Savia is a party.


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        3.03 Legal Proceedings. There are no actions or proceedings pending or, to the knowledge of Savia, threatened against, relating to or affecting Savia or any of its assets and properties which could reasonably be expected to result in the issuance of an order restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement.

        3.04 Title to Class C Preferred Stock. Savia owns the 12,018 shares of Class C Preferred Stock, beneficially and of record, free and clear of all liens, except for the lien under the Pledge and Security Agreement dated as of June 27, 2001 between Savia and JP Morgan Chase Bank (formerly known as The Chase Manhattan Bank), as collateral agent (the "Pledge Agreement"). The delivery of a certificate or certificates at the Closing representing the shares of Class C Preferred Stock in the manner provided in Section 2.01(b) will transfer to Seminis good and valid title to the shares of Class C Preferred Stock, free and clear of all liens.

                                   ARTICLE IV

                    REPRESENTATIONS AND WARRANTIES OF SEMINIS

        Seminis hereby represents and warrants to Savia as follows:

        4.01 Organization. Seminis is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware. Seminis has full corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby.


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        4.02 No Conflicts. The execution and delivery by Seminis of this
Agreement do not, and the performance by Seminis of its obligations under this Agreement and the consummation of the transactions contemplated hereby will not:

                (a) conflict with or result in a violation or breach of any of the terms, conditions or provisions of the certificate of incorporation or by-laws of Seminis;

                (b) subject to obtaining the approvals set forth in Section 6.01 conflict with or result in a violation or breach of any term or provision of any law or order applicable to Seminis; or

                (c) except for the consent of the Required Banks (as defined in the Credit Agreement) under the Credit Agreement set forth in Section
        6.01 (c), (i) conflict with or result in a violation or breach of, (ii) constitute (with or without notice or lapse of time or both) a default under, or (iii) require Seminis to obtain any consent, approval or action of, make any filing with or give any notice to any person under, the terms of any contract or agreement to which Seminis is a party.

        4.03 Legal Proceedings. There are no actions or proceedings pending or, to the knowledge of Seminis, threatened against, relating to or affecting Seminis or any of its assets and properties which could reasonably be expected to result in the issuance of an order restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement.


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        4.04 Class A Common Stock. Upon issuance and delivery of the Seminis
Shares in accordance with this Agreement, the Seminis Shares will be duly authorized, validly issued, fully paid and nonassessable.

                                    ARTICLE V

                               COVENANTS OF SAVIA

        Savia covenants and agrees with Seminis that, at all times from and after the date hereof until the Closing, Savia will comply with all covenants and provisions of this Article V, except to the extent Seminis may otherwise consent in writing.

        5.01 Approvals. Savia will use its best efforts to obtain, as promptly as practicable:

                (a) the consent or approval of the required lenders under the Pledge Agreement to the consummation of the transactions contemplated under this Agreement.

        5.02 Restrictions on Other Transfers. Savia will not sell, dispose, or otherwise transfer, or incur any lien or other interest on, the Class C Preferred Stock, the APIC or the Dividends, other than pursuant to the Pledge Agreement.

        5.03 Fulfillment of Conditions. Savia will use its best efforts and proceed diligently and in good faith to satisfy its obligations under this Agreement and to


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consummate the transactions contemplated under this Agreement, and cooperate with Seminis in connection with the performance by Seminis of the obligations of Seminis under Section 6.01, including voting the shares of Class B Common Stock owned by Savia in favor of the approval of the issuance of the Seminis Shares at the meeting of shareholders of Seminis convened to approve the issuance of the Seminis Shares.

                                   ARTICLE VI

                              COVENANTS OF SEMINIS

        Seminis covenants and agrees with Savia that, at all times from and after the date hereof until the Closing, Seminis will comply with all covenants and provisions of this Article VI, except to the extent Savia may otherwise consent in writing.

        6.01 Approvals. Seminis will use its best efforts to obtain, as promptly as practicable:

                (a) the approval by the Board of Directors of Seminis of this Agreement and the performance by Seminis of its obligations under this Agreement;

                (b) the approval by the shareholders of Seminis of the issuance of the Seminis Shares to Savia under this Agreement; and

                (c) the consent of the Required Banks (as defined in the Credit Agreement) under the Credit Agreement to the Cash Payment.


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        6.02 Fulfillment of Conditions. Seminis will use its best efforts and proceed diligently and in good faith to satisfy its obligations under this Agreement and to consummate the transactions contemplated under this Agreement, and cooperate with Savia in connection with the performance by Savia of the obligations of Savia under Section 5.01.

                                   ARTICLE VII

                      CONDITIONS TO OBLIGATIONS OF SEMINIS

        The obligations of Seminis hereunder to deliver the Seminis Shares and the Cash Payment, are subject to the fulfillment, at or before the Closing, of each of the following conditions (except, with respect to the Cash Payment, (i) the references to Closing Date in Sections 7.01 and 7.03 shall refer to the date the Cash Payment is made, and (ii) the condition set forth in Section 7.02, 7.04 and 7.05 shall not be applicable, and with respect to the Exchange, the condition set forth in Section 7.07 shall not be applicable) all or any of which may be waived in whole or in part by Seminis in its sole discretion:

        7.01 Representations and Warranties. Each of the representations and warranties made by Savia in this Agreement shall be true and correct in all material respects on and as of the Closing Date as though such representation or warranty was made on and as of the Closing Date.


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        7.02 Performance. Savia shall have performed and complied with, in all material respects, each agreement, covenant and obligation required by this Agreement to be so performed or complied with by Savia at or before the Closing.

        7.03 Orders and Laws. There shall not be in effect on the Closing Date any order or law restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement.

        7.04 Fairness Opinion. The Board of Directors of Seminis shall have received an opinion from UBS Warburg that the number of Seminis Shares to be issued to Savia in the Exchange is fair, from a financial point of view, to the holders of Class A Common Stock and Class B Common Stock of Seminis, other than Savia and its affiliates and holders of Class B Common Stock that also hold Class B Preferred Stock of Seminis (the "Fairness Opinion"). The Fairness Opinion shall not have been withdrawn or modified in any manner.

        7.05 Seminis Shareholder Approval. All required approvals by the shareholders of Seminis to the issuance of the Seminis Shares pursuant to the Exchange shall have been obtained.

        7.06. Seminis Board Approval. The Board of Directors of Seminis shall have approved this Agreement and the transactions contemplated under this Agreement.

        7.07. Seminis Required Lender Approval. The consent of the Required Banks (as defined in the Credit Agreement) under the Credit Agreement necessary to permit Seminis to pay the Cash Payment shall have been obtained.


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                                  ARTICLE VIII

                       CONDITIONS TO OBLIGATIONS OF SAVIA

        The obligations of Savia hereunder to exchange the shares of Class C Preferred Stock, the APIC and the Dividends for the Seminis Shares and to accept the Cash Payment are subject to the fulfillment, at or before the Closing, of each of the following conditions (except, with respect to the Cash Payment, (i) the references to Closing Date in Sections 8.01 and 8.03 shall refer to the date the Cash Payment is made, and (ii) the condition under Section 8.02 shall not be applicable), all or any of which may be waived in whole or in part by Savia in its sole discretion:

        8.01 Representations and Warranties. Each of the representations and warranties made by Seminis in this Agreement shall be true and correct in all material respects on and as of the Closing Date as though such representation or warranty was made on and as of the Closing Date.

        8.02 Performance. Seminis shall have performed and complied with, in all material respects, each agreement, covenant and obligation required by this Agreement to be so performed or complied with by Seminis at or before the Closing.


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        8.03 Orders and Laws. There shall not be in effect on the Closing Date any order or law restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement.

        8.04 Savia Required Creditor Approval. All consents under the Pledge Agreement necessary to permit Savia to perform its obligations under this Agreement and to consummate the transactions contemplated hereby shall have been duly obtained and shall be in full force and effect.

                                   ARTICLE IX

                                   TERMINATION

        9.01 Termination. This Agreement may be terminated, and the transactions contemplated herein may be abandoned:

                (a) at any time before the Closing, by mutual written agreement of Savia and Seminis;

                (b) at any time before the Closing, by Savia or Seminis in the event of a material breach hereof by the non-terminating party if such non-terminating


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        party fails to cure such breach within five (5) Business Days following notification thereof by the terminating party; or

                (c) at any time after January 31, 2003, by either party, if the Closing has not occurred on or prior to such date.

        9.02 Effect of Termination. If this Agreement is validly terminated pursuant to Section 9.01, this Agreement will forthwith become null and void, and there will be no liability or obligation on the part of Savia or Seminis (or any of their respective officers, directors, employees, agents or other representatives or Affiliates), except as provided in the next succeeding sentence and except that the provisions with respect to expenses in Section
11.03 will continue to apply following any such termination. Notwithstanding any other provision in this Agreement to the contrary, upon termination of this Agreement pursuant to Section 9.01(b) , Savia will remain liable to Seminis for any willful breach of this Agreement by Savia existing at the time of such termination, and Seminis will remain liable to Savia for any willful breach of this Agreement by Seminis existing at the time of such termination, and Savia or Seminis may seek such remedies, including damages and fees of attorneys, against the other with respect to any such breach as are provided in this Agreement or as are otherwise available at law or in equity.


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                                    ARTICLE X

                                   DEFINITIONS

        10.01 Definitions. As used in this Agreement, the following defined terms have the meanings indicated below:

        "Business Day" means a day when banks in the United States are open for business.

        "Closing" means the closing of the transactions contemplated by Section 1.02.

        "Closing Date" means two Business Days after the date that all of the applicable conditions set forth in Articles VII and VIII have occurred or have been waived by the parties hereto.

        "Credit Agreement" means the Credit Agreement, dated as of June 28, 1999, among Seminis, Seminis Vegetable Seeds, Inc. and SVS Holland B.V., as Borrowers, Harris Trust and Savings Bank, as Administrative Agent, Bank of Montreal, Chicago Branch, as Syndication Agent, and the other Lenders from time to time party thereto, as heretofore or hereafter amended.

        "Interest" means a rate of interest of 10% per year, compounded quarterly.


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                                   ARTICLE XI

                                  MISCELLANEOUS

        11.01 Notices. All notices and other communications in connection with this Agreement must be in writing and given by hand delivery, airmail (postage prepaid) or telex or facsimile transmission, in each case addressed as specified below or in any subsequent notice from the intended recipient to the party sending the notice. Such notices and communications will be effective upon delivery if delivered by hand, upon receipt if sent by mail, upon transmission with answerback confirmed if sent by telex or upon receipt if sent by facsimile transmission.

        If to Seminis, to:

              Seminis, Inc.
              2700 Camino del Sol
              Oxnard, California 93030
              Facsimile No.: 805-918-2553
              Attn: Enrique Osorio

        If to Savia, to:

              Savia, S.A. de C.V.
              Rio Sena No. 500 Pte.
              Col. Del Valle
              Entre Humberto Lobo y Tamesis
              San Pedro Garza Garcia, Nuevo Leon 66220
              Mexico
              Facsimile No.:  011 528181735508
              Attn: Francisco Garza


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All such notices, requests and other communications will (i) if delivered personally to the address as provided in this Section, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this Section, be deemed given upon receipt, and (iii) if delivered by mail in the manner described above to the address as provided in this Section, be deemed given upon receipt (in each case regardless of whether such notice, request or other communication is received by any other person to whom a copy of such notice, request or other communication is to be delivered pursuant to this Section). Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other party hereto.

        11.02 Entire Agreement. This Agreement supersedes all prior discussions and agreements between the parties with respect to the subject matter hereof and contains the sole and entire agreement between the parties hereto with respect to the subject matter hereof.

        11.03 Expenses. Except as otherwise expressly provided in this Agreement (including without limitation as provided in Section 9.02), whether or not the transactions contemplated hereby are consummated, each party will pay its own costs and expenses.


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        11.04 Waiver. Any term or condition of this Agreement may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion. All remedies, either under this Agreement or by law or otherwise afforded, will be cumulative and not alternative.

        11.05 Amendment. This Agreement may be amended, supplemented or modified only by a written instrument duly executed by or on behalf of each party hereto.

        11.06 Headings. The headings used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

        11.07 Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (a) such provision will be fully severable, (b) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, and (c) the remaining provisions of this Agreement will remain


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in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom.

        11.08 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to a contract executed and performed in the State of Delaware, without giving effect to the conflicts of laws principles thereof.

        11.09 Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.


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        IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officer of each party hereto as of the date first written above.

                                          SAVIA, S.A. DE C.V.


                                          /s/Bernardo Jimenez
                                          --------------------------------------
                                          Name: Bernardo Jimenez
                                          Title: Attorney in Fact


                                          /s/ Francisco J. Garza
                                          --------------------------------------
                                          Name: Francisco J. Garza
                                          Title: Attorney in Fact


                                          SEMINIS, INC.


                                          /s/ Enrique Osorio
                                          --------------------------------------
                                          Name: Enrique Osorio
                                          Title: Treasury V.P.


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